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                                                                    EXHIBIT 99.2
                                    AGREEMENT

     The registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule to the Combination Agreement, dated as of March 12, 2002, between divine, inc. and Delano Technology Corporation, and related documents.

Dated: March 13, 2002

                                  divine, inc.

                                  By: /s/ MICHAEL P. CULLINANE
                                      ---------------------------------------
                                      Michael P. Cullinane
                                      Executive Vice President, Chief Financial
                                      Officer, and Treasurer